File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)
The GCG Trust


                      Prospectus Supplement

                          June 8, 1998

                             to the

                   Prospectus dated May 1, 1998

                              for

                          The GCG Trust

     On May 29, 1998, AMVESCAP PLC ("AMVESCAP") completed the transaction to acquire several subsidiaries of the Liechtenstein Global Trust, AG ("LGT"), which made up the LGT Asset Management Division and included Chancellor LGT Asset Management, Inc. ("Chancellor"). In connection with the acquisition, Chancellor, the portfolio manager of the Capital Appreciation Series of The GCG Trust has been renamed INVESCO (NY), Inc. ("INVESCO"). AMVESCAP is an independent investment company focused on institutional and retail investment management. AMVESCAP and its affiliates have approximately $192 billion under management. On April 29, 1998, at a special meeting of the shareholders of the Capital Appreciation Series of The GCG Trust, the shareholders approved the new portfolio management agreement between The GCG Trust, Directed Services, Inc. and INVESCO. The agreement became effective as of May 29, 1998.

This supplement should be retained with your Prospectus for The
GCG Trust.



G3059-AMV                                                   6/8/98